UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

AI Transportation Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman islands	001-41860	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 East 53rd Street, Suite 3001

New York, NY 10022

(Address of principal executive offices, including zip code)

+ (86) 1350 1152063

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/8th of one Ordinary Share	AITRU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	AITR	The Nasdaq Stock Market LLC
Rights included as part of the Units	AITRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 22, 2024, the Company held an extraordinary general meeting in lieu of its 2024 annual meeting (the “Extension Meeting”) to vote upon the following proposals:

●	a proposal (the “Extension Amendment Proposal”) to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association (the “existing charter”) to extend the date (the “Extension Amendment”) by which the Company must (i) consummate a business combination meaning the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses whose value is at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for the business combination, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable ordinary shares included as part of the units sold in the Company’s initial public offering effective November 10, 2023, which we refer to as the “IPO,” by increasing the number of one-month extensions available to the Company under the existing charter from six one-month extensions from November 10, 2024 (the “Initial Termination Date”), to twelve one-month extensions from the Initial Termination Date, such that, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” and provided that (i) AI Transportation Corp., the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the trust account $0.0333 per public share (the “Extension Payment”) for each one-month Extension, and (ii) the procedures relating to any such one-month Extension, as set forth in the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, as amended (the “Trust Agreement”), shall have been complied with, the Company will have the ability to extend the Initial Termination Date to November 10, 2025 (the “Termination Date”);

●	a proposal to amend the Company’s Trust Agreement, upon approval by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date from May 10, 2025 until November 10, 2025, by way of twelve one-month extensions to up to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, provided the Extension Payment is made (the “Trust Amendment Proposal”);

●	a proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets (the “Redemption Limitation”) prior to or upon consummation of such initial business combination (the “NTA Proposal”).

The proposal to adjourn the Extension Meeting to a later date was not presented because there were enough votes to approve each of the foregoing proposals.

There were 7,837,750 ordinary shares of the Company issued and outstanding on October 18, 2024, the record date for the Extension Meeting. At the Extension Meeting, there were 6,941,785 ordinary shares present in person or by proxy, representing approximately 88.6% of the total ordinary shares outstanding as of the record date, which constituted a quorum.

The final voting results for the Extension Amendment Proposal were as follows:

For	%	Against	%	Abstain	%
6,542,743	83.5%	399,042	5.1%	0	0

The final voting results for the Trust Amendment Proposal were as follows:

For	%	Against	%	Abstain	%
6,542,743	83.5%	399,042	5.1%	0	0

The final voting results for the NTA Amendment Proposal were as follows:

For	%	Against	%	Abstain	%
6,692,743	85.4%	249,042	3.2%	0	0

Shareholders holding 1,395,408 shares of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $14,792,968.70 (approximately $10.60 per share) will be removed from the Trust Account to pay such holders.

A form of the Charter Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company will file the Charter Amendment with the Cayman Islands Registrar of Companies.

The approved Trust Amendment Proposal led to the execution of the First Amendment to the Trust Agreement by the Company and Continental Stock Transfer & Trust Company. The final First Amendment to the Trust Agreement is attached as Exhibit 10.1.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Form of First Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment No. 1 to Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2024

AI TRANSPORTATION ACQUISITION CORP

By:	/s/ Yongjin Chen
Name:	Yongjin Chen
Title:	Chief Executive Officer and Chairman